UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 29, 2005
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)
2625 Townsgate Road, Suite 330, Westlake Village, California 91361
(Address of principal executive offices) (Zip Code)
2025 Gateway Place, Suite 365, San Jose, California 95110
(Address of principal corporate offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02 Unregistered Sales of Equity Securities.
     Effective as of December 29, 2005, and pursuant to the mandatory conversion provisions set forth in the Certificate of Designation of Series B-1 Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company, all 118,351 shares of Series B-1 Redeemable Convertible Preferred Stock automatically converted into an aggregate of 2,113,411 shares of the Common Stock, par value $.01 per share, of the Company. All shares of Series B-1 Redeemable Convertible Preferred Stock, representing a preferential investment of $1,183,510, were cancelled as of December 29, 2005, are no longer outstanding, have returned to the status of authorized but unissued Preferred Stock of the Company of no designated series and may not be issued by the Company as Series B-1 Redeemable Convertible Preferred Stock. As a result, a total of 49,088,776 shares of Common Stock were issued and outstanding as of the close of business on December 29, 2005.
     No consideration was received by the Company in connection with the above described mandatory conversion transaction.
     The issuance of the Common Stock in the above-described mandatory conversion transaction was exempt from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof because the shares of Series B-1 Redeemable Convertible Preferred Stock were exchanged for shares of the Common Stock exclusively with the Company’s Series B-1 Redeemable Convertible Preferred Stock security holders and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange
     Forward Looking Statements. The statements in this Form 8-K Current Report concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: December 30, 2005	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chief Executive Officer and Chief Financial Officer